 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2022

LXP INDUSTRIAL TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-12386	13-3717318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, Suite 4015, New York, New York	10119-4015
(Address of principal executive offices)	(Zip Code)

(212) 692-7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of beneficial interest, par value $0.0001 per share, classified as Common Stock	LXP	New York Stock Exchange
6.50% Series C Cumulative Convertible Preferred Stock, par value $0.0001 per share	LXPPRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 1.01.        Entry into a Material Definitive Agreement.

Effective June 14, 2022, LXP Industrial Trust, or the Trust, entered into an amendment (the “Wells Amendment”) to the letter agreement and supplemental confirmation, each dated May 10, 2021, (collectively, as amended and supplemented from time to time, the “Wells Confirmation”), by and between the Trust and Wells Fargo Bank, National Association, in its capacity as forward counterparty, relating to the forward issuance and sale of 8,000,000 shares of beneficial interest classified as common stock, par value $0.0001 per share (“Common Shares”), primarily to extend the maturity date under the Wells Confirmation. The maturity date under the Wells Confirmation was extended to December 30, 2022.

Effective June 16, 2022, the Trust entered into an amendment (the “JPM Amendment”) to the letter agreement and supplemental confirmation, each dated May 10, 2021, (collectively, as amended and supplemented from time to time, the “JPM Confirmation”), by and between the Trust and JPMorgan Chase Bank, National Association, in its capacity as forward counterparty, relating to the forward issuance and sale of 8,000,000 Common Shares, primarily to extend the maturity date under the JPM Confirmation. The maturity date under the JPM Confirmation was extended to December 30, 2022.

The foregoing description is qualified in its entirety by reference to the full text of the Wells Amendment and the JPM Amendment. Copies of the Wells Amendment and JPM Amendment are respectively attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K

Item 9.01.        Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment to Master Confirmation and Supplemental Confirmation of Registered Forward Transaction, dated as of June 14, 2022, between the Trust and Wells Fargo Bank, National Association.
10.2	Amendment to Master Confirmation and Supplemental Confirmation of Registered Forward Transaction, dated as of June 16, 2022, between the Trust and JPMorgan Chase Bank, National Association.
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LXP Industrial Trust

Date: June 17, 2022	By:	/s/ Beth Boulerice
Beth Boulerice
Chief Financial Officer